CBF Reports First Quarter Results

April 21, 2017

EXHIBIT 99.1

CONTACT:
Kenneth A. Posner
Chief of Strategic Planning and Investor Relations
Phone: (212) 399-4020
E-mail: Kposner@cbfcorp.com

CAPITAL BANK FINANCIAL CORP. REPORTS FIRST QUARTER GAAP AND CORE EPS OF $0.39 AND $0.45

CHARLOTTE, NC. (April 21, 2017) - Capital Bank Financial Corp. (Nasdaq: CBF) (the “Company”) today reported first quarter net income of $20.9 million, which increased 112% year over year. GAAP net income per diluted share was $0.39. Core net income increased to $23.9 million, up 42% year over year. Core net income per diluted share was $0.45. Core pre-tax adjustments for the first quarter of 2017 included $4.9 million of acquisition and branch closure expenses, offset by $0.1 million gain on investment securities.
“With the CommunityOne conversion now behind us, we are totally focused on high-quality loan and core deposit growth. Thanks to the consistent focus and efforts of Capital Bank’s teammates, we’re optimistic about the outlook,” said Gene Taylor, Chairman and Chief Executive Officer of Capital Bank Financial Corp.
“In addition to successfully completing the CommunityOne systems conversion, we’ve put in place new plans to rationalize excess facilities, which will help us achieve our stated profitability and return targets,” added Chris Marshall, Chief Financial Officer of Capital Bank Financial Corp.

Loan Portfolio and Composition

During the first quarter, the loan portfolio increased by $105.8 million to $7.5 billion. New loans of $504.8 million were offset by payoffs totaling $379.6 million and special asset resolutions of $19.4 million.

The relative composition of the Company’s loan portfolio at the end of the first quarter of 2017 and fourth and first quarters of 2016 was as follows:

	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016
Commercial real estate	24%	23%	22%
C&I	37%	38%	44%
Consumer	36%	36%	32%
Other	3%	3%	2%
Total	100%	100%	100%

Deposits Composition and Cost of Funds

During the first quarter, total deposits increased by $212.0 million to $8.1 billion. The sequential increase was primarily due to a $90.1 million increase of non-interest checking balances and an increase of $95.6 million in money market balances. The cost of total deposits remained flat at 0.39%, while the cost of core deposits increased two basis points to 0.21%. Core deposits include all checking, savings and money market accounts, excluding brokered, and represent 73% of total deposits.

Net Interest Income and Net Interest Margin

Net interest income increased $4.3 million to $82.1 million from $77.8 million for the fourth quarter of 2016 and increased $20.7 million from $61.4 million for the first quarter of 2016. The net interest margin for the first quarter of 2017 was 3.73%, an increase of six basis points sequentially and nine basis points year over year. The sequential and year over year net interest margin increase was mainly due to a legacy loan recovery, which occurred during the first quarter of 2017.

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CBF Reports First Quarter Results

April 21, 2017

Non-Interest Income

Non-interest income declined $1.2 million to $15.9 million from $17.0 million for the fourth quarter of 2016 and increased $13.3 million from $2.6 million for the first quarter of 2016. The sequential decrease was mainly driven by $1.8 million lower investment securities gains. The year over year increase was mainly due to the absence of a $9.2 million charge for the termination of loss share agreements in the prior year and an increase associated with the acquisition of CommunityOne.

Provision for Loan and Lease Losses and Credit Quality

The provision of $3.4 million recorded for the first quarter of 2017 included a $3.2 million provision for new and acquired non-impaired loans and a $186 thousand provision on acquired impaired loans. Net charge-offs for the first quarter of 2017 were $2.6 million, $0.3 million lower than the fourth quarter of 2016.

At March 31, 2017, the allowance for loan and lease losses was $43.9 million, of which $23.2 million related to acquired impaired loans and $20.7 million related to new and acquired non-impaired loans. The allowance for loan and lease losses represents 0.58% of the Company’s total $7.5 billion loan portfolio.

At March 31, 2017, non-performing loans were $71.6 million, a decrease of 4.7% from December 31, 2016, mainly as a result of resolutions and upgrades. Non-performing loans increased 10.8% from March 31, 2016, due primarily to the acquisition of CommunityOne.

Non-Interest Expense

Non-interest expense declined $11.3 million to $62.7 million from $74.0 million for the fourth quarter of 2016 and increased $15.8 million from $46.9 million for the first quarter of 2016. The sequential decrease was mainly due to a decrease of $15.5 million in conversion and merger expense and the absence of $1.4 million legal settlement expenses. Partially offsetting the decrease was a $3.0 million increase in salaries expense and benefit expense and $1.9 million in restructuring charges. The year over year increase was mainly due to an increase of $7.0 million in salaries and benefit expense, $1.8 million in restructuring charges, $1.4 million in conversion and merger expense and $1.3 million in occupancy expense, mostly related to the acquisition of CommunityOne.

Income Tax Expense

Income tax expense was $11.0 million for the first quarter of 2017, an effective rate of 34%, compared to $6.4 million and 34% for the fourth quarter of 2016. Income tax expense was $5.8 million and an effective tax rate of 37% for the first quarter of 2016. The year-over-year decrease in effective income tax rate is due to lower state income taxes, higher tax exempt interest income and other favorable adjustments.

Financial Position

Total assets increased by $167.4 million to $10.1 billion as of March 31, 2017, from $9.9 billion as of December 31, 2016. During the quarter, the Company’s loan portfolio increased $105.8 million to $7.5 billion. Total deposits increased by $212.0 million to $8.1 billion, and core deposits increased by $214.6 million, or a 15% annualized rate. FHLB borrowings decreased $55.1 million. Book value per share was $25.17 as of March 31, 2017, an increase of $0.21 and $2.09 over December 31, 2016 and March 31, 2016, respectively. Tangible book value per share was $20.29 as of March 31, 2017, an increase of $0.28 and $0.52 over December 31, 2016 and March 31, 2016, respectively. During the first quarter, the Company did not repurchase shares of common stock. The Company has $88 million remaining under the current board authorized stock repurchase program.

The Company declared a cash dividend of $0.12 per share, payable on May 19, 2017, to shareholders of record as of May 5, 2017.

Conference Call

The Company will host a conference call today at 10:00 a.m. Eastern Time. The number to call for this interactive teleconference is (913) 312-0654, and the confirmation pass code is 7115841. Please dial in 10 minutes prior to the beginning of the call. A telephonic replay of the conference call will be available through April 28, 2017, by dialing (719) 457-0820 and entering pass

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CBF Reports First Quarter Results

April 21, 2017

code 7115841. The live broadcast of the conference call will be available online at the Company’s web site at www.capitalbank-us.com, by following the link to Investor Relations. An on-line replay of the call will be available at the same site for 90 days.

Forward-Looking Statements

Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements, which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Measures

Core net income, core efficiency ratio, core return-on-assets (“core ROA”), tangible book value and tangible book value per share are each non-GAAP measures used in this report.  A reconciliation to the most directly comparable GAAP financial measures – net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders’ equity in the case of tangible book value and tangible book value per share – appears in tabular form at the end of this release.  The Company believes core net income, the core efficiency ratio and core ROA are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company’s performance over time and in comparison to the Company’s competitors. These measures should not be viewed as a substitute for net income.  The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions.  The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for the most directly comparable GAAP measure.

The Company uses these non-GAAP measures for various purposes, including measuring performance for incentive compensation and as a basis for strategic planning and forecasting.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited.  They should not be considered in isolation or as a substitute for analysis of results reported under GAAP.  These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

About Capital Bank Financial Corp.

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CBF Reports First Quarter Results

April 21, 2017

Capital Bank Financial Corp. is a bank holding company, formed in 2009 to create a premier regional banking franchise in the southeastern United States. CBF is the parent of Capital Bank Corporation, a State of North Carolina chartered financial institution with $10.1 billion in total assets as of March 31, 2017, and 193 full-service banking offices throughout Florida, North and South Carolina, Tennessee and Virginia. To learn more about Capital Bank Financial Corp, please visit www.capitalbank-us.com.

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CBF Reports First Quarter Results

April 21, 2017

 CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars and shares in thousands, except per share data)
(Unaudited)

	Three Months Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Interest and dividend income	$92,937	$87,746	$70,929	$69,579	$69,472
Interest expense	10,821	9,927	8,302	8,064	8,105
Net Interest Income	82,116	77,819	62,627	61,515	61,367
Provision for loan and lease losses	3,392	1,980	586	1,172	1,375
Net interest income after provision for loan and lease losses	78,724	75,839	62,041	60,343	59,992
Non-Interest Income
Service charges on deposit accounts	5,375	5,949	4,777	4,486	4,811
Debit card income	4,765	4,211	3,389	3,235	3,086
Fees on mortgage loans originated and sold	1,248	1,402	1,334	1,140	971
Investment advisory and trust fees	641	591	290	455	497
Termination of loss share agreements	—	—	—	—	(9,178)
Investment securities gains (losses), net	67	1,894	71	117	40
Other income	3,756	2,969	2,509	2,489	2,339
Total non-interest income	15,852	17,016	12,370	11,922	2,566
Non-Interest Expense
Salaries and employee benefits	29,166	26,134	20,935	20,139	22,162
Stock-based compensation expense	900	531	790	467	317
Net occupancy and equipment expense	8,992	8,374	7,340	7,355	7,703
Computer services	3,873	4,364	3,153	3,274	3,575
Software expense	2,662	2,391	1,948	2,000	2,036
Telecommunication expense	2,424	2,147	1,790	1,558	1,532
OREO valuation expense	247	677	742	1,119	467
Net gains on sales of OREO	(308)	(150)	(159)	(413)	(679)
Foreclosed asset related expense	364	513	397	399	285
Loan workout expense	201	327	206	71	244
Conversion and merger related expense	3,037	18,525	394	1,236	1,687
Professional fees	2,096	1,761	1,642	1,353	1,612
Restructuring charges, net	1,912	4	(113)	5	142
Legal settlement expense	—	1,361	1,500	—	—
Regulatory assessments	719	1,092	841	1,259	1,275
Other expense	6,418	5,943	6,124	4,714	4,580
Total non-interest expense	62,703	73,994	47,530	44,536	46,938
Income before income taxes	31,873	18,861	26,881	27,729	15,620
Income tax expense	10,990	6,427	8,393	10,327	5,780
Net income	$20,883	$12,434	$18,488	$17,402	$9,840

Earnings per share:
Basic	$0.40	$0.25	$0.43	$0.40	$0.23
Diluted	$0.39	$0.24	$0.42	$0.40	$0.22

Weighted average shares outstanding:
Basic	51,634	49,334	43,028	43,011	43,063
Diluted	53,127	50,387	43,909	43,879	43,904

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CBF Reports First Quarter Results

April 21, 2017

CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands)
(Unaudited)

	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016
Assets
Cash and due from banks	$100,134	$107,707	$88,802
Interest-bearing deposits in other banks	60,413	201,348	93,218
Total cash and cash equivalents	160,547	309,055	182,020
Trading securities	4,150	3,791	3,418
Investment securities available-for-sale at fair value (amortized cost $1,168,995 $927,266 and $657,631, respectively)	1,154,496	912,250	663,925
Investment securities held-to-maturity at amortized cost (fair value $445,696 $460,911 and $467,372, respectively)	446,020	463,959	460,483
Loans held for sale	4,980	12,874	8,070
Loans, net of deferred loan costs and fees	7,506,975	7,393,318	5,626,887
Less: Allowance for loan and lease losses	43,891	43,065	45,263
Loans, net	7,463,084	7,350,253	5,581,624
Other real estate owned	51,050	53,482	48,505
Premises and equipment, net	199,167	205,425	157,131
Goodwill	234,158	235,500	134,522
Intangible assets, net	31,553	33,370	14,166
Deferred income tax asset, net	146,724	150,272	95,363
Bank owned life insurance	100,251	99,703	56,425
Other assets	101,862	100,723	74,146
Total Assets	$10,098,042	$9,930,657	$7,479,798
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Non-interest bearing demand	$1,680,243	$1,590,164	$1,190,831
Interest bearing demand	1,960,187	1,930,143	1,402,342
Money market	1,821,474	1,725,838	1,262,581
Savings	496,230	497,171	420,073
Time deposits	2,134,473	2,137,312	1,663,906
Total deposits	8,092,607	7,880,628	5,939,733
Federal Home Loan Bank advances	490,650	545,701	400,849
Short-term borrowings	21,125	19,157	16,200
Long-term borrowings	117,272	116,456	86,328
Accrued expenses and other liabilities	68,457	76,668	39,695
Total liabilities	$8,790,111	$8,638,610	$6,482,805
Shareholders’ equity
Preferred stock $0.01 par value: 50,000 shares authorized, 0 shares issued	—	—	—
Common stock-Class A $0.01 par value: 200,000 shares authorized, 46,479 issued and 35,213 outstanding, 46,178 issued 34,911 outstanding and 37,207 issued and 26,636 outstanding, respectively.	465	462	372
Common stock-Class B $0.01 par value: 200,000 shares authorized, 18,527 issued and 16,753 outstanding, 18,627 issued and 16,854 outstanding and 18,327 issued and 16,554 outstanding, respectively.	185	186	183
Additional paid in capital	1,369,689	1,368,459	1,076,931
Retained earnings	262,443	247,758	214,268
Accumulated other comprehensive (loss) gain	(12,467)	(12,434)	3,878
Treasury stock, at cost, 13,040, 13,040 and 12,345 shares, respectively	(312,384)	(312,384)	(298,639)
Total shareholders’ equity	1,307,931	1,292,047	996,993
Total Liabilities and Shareholders’ Equity	$10,098,042	$9,930,657	$7,479,798

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CBF Reports First Quarter Results

April 21, 2017

CAPITAL BANK FINANCIAL CORP.
KEY METRICS
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Performance Ratios
Interest rate spread	3.58%	3.53%	3.43%	3.48%	3.50%
Net interest margin	3.73%	3.67%	3.58%	3.62%	3.64%
Return on average assets	0.84%	0.53%	0.97%	0.93%	0.53%
Return on average shareholders’ equity	6.43%	4.05%	7.24%	6.87%	3.96%
Efficiency ratio	64.00%	78.02%	63.38%	60.65%	73.42%
Average interest-earning assets to average interest-bearing liabilities	129.53%	130.22%	131.43%	131.21%	129.54%
Average loans receivable to average deposits	93.41%	94.57%	98.46%	96.56%	95.66%
Yield on interest-earning assets	4.21%	4.13%	4.05%	4.09%	4.11%
Cost of interest-bearing liabilities	0.63%	0.61%	0.62%	0.62%	0.62%
Asset and Credit Quality Ratios-Total Loans
Non-accrual loans	$13,608	$11,449	$11,873	$9,016	$8,526
Acquired impaired loans > 90 days past due and still accruing	$57,969	$63,668	$48,477	$56,108	$56,041
Nonperforming loans to loans receivable	0.95%	1.01%	1.02%	1.13%	1.15%
Nonperforming assets to total assets	1.22%	1.30%	1.37%	1.44%	1.51%
ALLL to nonperforming assets	35.73%	33.45%	41.29%	40.98%	39.97%
ALLL to total gross loans	0.58%	0.58%	0.75%	0.78%	0.80%
Annualized net charge-offs/average loans	0.14%	0.17%	0.10%	0.11%	0.08%
Asset and Credit Quality Ratios-Non Acquired Loans
Nonperforming non acquired loans to total non acquired loans receivable	0.21%	0.18%	0.19%	0.12%	0.11%
Non acquired loans ALLL to total gross non acquired loans receivable	0.40%	0.41%	0.43%	0.46%	0.47%
Asset and Credit Quality Ratios-Acquired Loans
Nonperforming acquired loans to total acquired loans receivable	2.55%	2.66%	4.65%	5.08%	4.67%
Acquired loans ALLL to total gross acquired loans	0.98%	0.93%	2.15%	2.04%	1.93%
Capital Ratios (Company) (1)
Total average shareholders’ equity to total average assets	13.11%	13.15%	13.46%	13.55%	13.35%
Tangible common equity ratio (2)	10.60%	10.59%	11.55%	11.62%	11.57%
Tier 1 leverage capital ratio	11.63%	12.22%	12.89%	12.64%	12.49%
Tier 1 common capital ratio	12.18%	12.40%	13.27%	13.38%	13.38%
Tier 1 risk-based capital ratio	13.43%	13.49%	14.44%	14.57%	14.58%
Total risk-based capital ratio	13.96%	14.02%	15.12%	15.29%	15.32%
Capital Ratios (Bank) (1)
Tangible common equity ratio (2)	11.03%	11.07%	10.74%	10.71%	11.45%
Tier 1 leverage capital ratio	10.67%	11.23%	10.53%	10.42%	11.10%
Tier 1 common capital ratio	12.32%	12.39%	11.98%	11.97%	12.95%
Tier 1 risk-based capital ratio	12.32%	12.39%	11.98%	11.97%	12.95%
Total risk-based capital ratio	12.86%	12.93%	12.70%	12.72%	13.72%

(1) Capital Ratios are preliminary
(2) See “Reconciliation of Non-GAAP Measures”

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CBF Reports First Quarter Results

April 21, 2017

CAPITAL BANK FINANCIAL CORP.
LOANS AND DEPOSITS
(Dollars in thousands)
(Unaudited)

	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Loans
Non-owner occupied commercial real estate	$1,187,344	$1,130,883	$920,521	$891,830	$850,766
Other commercial construction and land	350,401	327,622	222,794	212,315	194,971
Multifamily commercial real estate	115,996	117,515	76,296	74,328	75,737
1-4 family residential construction and land	157,920	140,030	111,954	100,306	96,703
Total commercial real estate	1,811,661	1,716,050	1,331,565	1,278,779	1,218,177
Owner occupied commercial real estate	1,313,086	1,321,405	1,072,586	1,075,306	1,095,460
Commercial and industrial	1,443,828	1,468,874	1,458,523	1,448,698	1,375,233
Lease financing	—	—	525	877	1,088
Total commercial	2,756,914	2,790,279	2,531,634	2,524,881	2,471,781
1-4 family residential	1,787,097	1,714,702	1,168,468	1,039,309	1,015,071
Home equity loans	502,099	507,759	364,117	364,169	368,510
Indirect auto loans	199,951	226,717	254,736	285,618	317,863
Other consumer loans	222,824	222,255	94,277	85,964	84,108
Total consumer	2,711,971	2,671,433	1,881,598	1,775,060	1,785,552
Other	231,409	228,430	191,136	166,185	159,447
Total loans	$7,511,955	$7,406,192	$5,935,933	$5,744,905	$5,634,957

Deposits
Non-interest bearing demand	$1,680,243	$1,590,164	$1,207,800	$1,172,481	$1,190,831
Interest bearing demand	1,960,187	1,930,143	1,463,520	1,456,558	1,402,342
Money market	1,746,444	1,651,023	1,166,918	1,105,460	1,162,546
Savings	496,230	497,171	401,205	403,106	420,073
Total core deposits	5,883,104	5,668,501	4,239,443	4,137,605	4,175,792
Wholesale money market	75,030	74,815	125,030	50,015	100,035
Time deposits	2,134,473	2,137,312	1,668,784	1,619,507	1,663,906
Total deposits	$8,092,607	$7,880,628	$6,033,257	$5,807,127	$5,939,733

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CBF Reports First Quarter Results

April 21, 2017

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended March 31, 2017			Three Months Ended December 31, 2016
	Average Balances	Interest	Yield / Rate	Average Balances	Interest	Yield / Rate
Interest earning assets
Loans (1)	$7,409,284	$83,753	4.58%	$6,977,690	$79,690	4.54%
Investment securities (1)	1,501,816	9,312	2.51%	1,347,554	8,065	2.38%
Interest bearing deposits in other banks	58,269	97	0.68%	143,446	166	0.46%
Other earning assets (2)	29,053	357	4.98%	30,904	382	4.92%
Total interest earning assets	8,998,422	$93,519	4.21%	8,499,594	$88,303	4.13%
Non-interest earning assets	909,138			829,740
Total assets	$9,907,560			$9,329,334
Interest bearing liabilities
Time deposits	$2,141,806	$4,539	0.86%	$2,049,066	$4,526	0.88%
Money market	1,777,343	1,756	0.40%	1,601,167	1,498	0.37%
Interest bearing demand	1,922,687	1,138	0.24%	1,748,269	935	0.21%
Savings	494,538	220	0.18%	471,466	219	0.18%
Total interest bearing deposits	6,336,374	7,653	0.49%	5,869,968	7,178	0.49%
Short-term borrowings and FHLB advances	493,643	887	0.73%	548,667	662	0.48%
Long-term borrowings	116,744	2,281	7.92%	108,276	2,087	7.67%
Total interest bearing liabilities	6,946,761	10,821	0.63%	6,526,911	9,927	0.61%
Non-interest bearing demand	1,595,695			1,508,496
Other liabilities	65,753			66,710
Shareholders’ equity	1,299,351			1,227,217
Total liabilities and shareholders’ equity	$9,907,560			$9,329,334
Net interest income and spread		$82,698	3.58%		$78,376	3.53%
Net interest margin			3.73%			3.67%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Home Loan Bank stocks

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CBF Reports First Quarter Results

April 21, 2017

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended March 31, 2017			Three Months Ended March 31, 2016
	Average Balances	Interest	Yield / Rate	Average Balances	Interest	Yield / Rate
Interest earning assets
Loans (1)	$7,409,284	$83,753	4.58%	$5,611,488	$63,009	4.52%
Investment securities (1)	1,501,816	9,312	2.51%	1,122,523	6,483	2.32%
Interest bearing deposits in other banks	58,269	97	0.68%	73,188	84	0.46%
Other earning assets (2)	29,053	357	4.98%	25,136	315	5.04%
Total interest earning assets	8,998,422	$93,519	4.21%	6,832,335	$69,891	4.11%
Non-interest earning assets	909,138			618,087
Total assets	$9,907,560			$7,450,422
Interest bearing liabilities
Time deposits	$2,141,806	$4,539	0.86%	$1,689,653	$4,120	0.98%
Money market	1,777,343	1,756	0.40%	1,247,333	1,067	0.34%
Interest bearing demand	1,922,687	1,138	0.24%	1,370,957	648	0.19%
Savings	494,538	220	0.18%	419,588	227	0.22%
Total interest bearing deposits	6,336,374	7,653	0.49%	4,727,531	6,062	0.52%
Short-term borrowings and FHLB advances	493,643	887	0.73%	460,892	532	0.46%
Long-term borrowings	116,744	2,281	7.92%	85,986	1,511	7.07%
Total interest bearing liabilities	6,946,761	10,821	0.63%	5,274,409	8,105	0.62%
Non-interest bearing demand	1,595,695			1,138,782
Other liabilities	65,753			42,418
Shareholders’ equity	1,299,351			994,813
Total liabilities and shareholders’ equity	$9,907,560			$7,450,422
Net interest income and spread		$82,698	3.58%		$61,786	3.50%
Net interest margin			3.73%			3.64%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Home Loan Bank stocks

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CBF Reports First Quarter Results

April 21, 2017

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES
(Dollars in thousands)
(Unaudited)

CORE NET INCOME	Three Months Ended
	Mar 31, 2017		Dec 31, 2016		Mar 30, 2016
Net Income	$20,883	$20,883	$12,434	$12,434	$9,840	$9,840
	Pre-Tax	After-Tax	Pre-Tax	After-Tax	Pre-Tax	After-Tax
Adjustments
Non-interest income
Indemnification asset termination	—	—	—	—	9,178	5,670
Security (gains) losses*	(67)	(41)	(1,894)	(1,170)	(40)	(25)
Non-interest expense
Legal Settlement	—	—	1,361	841	—	—
Tax Adjustment	—	—	(1,350)	(1,350)	—	—
Severance expense*	—	—	7	4	75	46
Restructuring expense*	1,912	1,181	4	3	142	88
Conversion costs and merger tax deductible*	3,037	1,877	18,245	11,270	1,107	684
Legal merger non deductible	—	—	280	280	580	580
Tax effect of adjustments*	(1,865)	N/A	(6,775)	N/A	(3,999)	N/A
Core Net Income	$23,900	$23,900	$22,312	$22,312	$16,883	$16,883

Diluted shares	53,127		50,387		43,904
Core Net Income per share	$0.45		$0.44		$0.38
Average Assets	9,907,560		9,329,334		7,450,422

ROA**	0.84%		0.53%		0.53%
Core ROA***	0.96%		0.96%		0.91%

* Tax effected at an income tax rate of 38%
** ROA: Annualized net income / Average assets
*** Core ROA: Annualized core net income / Average assets

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CBF Reports First Quarter Results

April 21, 2017

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars in thousands)
(Unaudited)

CORE EFFICIENCY RATIO	Three Months Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Net interest income	$82,116	$77,819	$62,627	$61,515	$61,367

Reported non-interest income	15,852	17,016	12,370	11,922	2,566
Indemnification asset termination	—	—	—	—	(9,178)
Less: Securities gains (losses)	67	1,894	71	117	40
Core non-interest income	$15,785	$15,122	$12,299	$11,805	$11,704

Reported non-interest expense	$62,703	$73,994	$47,530	$44,536	$46,938
Less: Severance expense	—	7	—	—	75
Conversion costs and merger tax deductible	3,037	18,245	331	881	1,107
Legal settlement	—	1,361	1,500	—	—
Legal merger non deductible	—	280	61	355	580
Restructuring expense	1,912	4	(113)	5	142
Contract termination	—	—	—	—	—
Conversion and severance expenses (conversion and merger expenses and salaries and employees benefits)	—	—	—	—	—
Core non-interest expense	$57,754	$54,097	$45,751	$43,295	$45,034

Efficiency ratio*	64.00%	78.02%	63.38%	60.65%	73.42%
Core efficiency ratio**	58.99%	58.21%	61.06%	59.05%	61.63%

* Efficiency Ratio: Non-interest expense / (Non-interest income + Net interest income)
** Core Efficiency Ratio: Core non-interest expense / (Core non-interest income + Net interest income)

- MORE -

CBF Reports First Quarter Results

April 21, 2017

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars and shares in thousands, except per share data)
(Unaudited)

TANGIBLE BOOK VALUE	Three Months Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Total shareholders’ equity	$1,307,931	$1,292,047	$1,029,841	$1,016,498	$996,993
Less: goodwill and intangible assets, net of taxes	(253,708)	(256,176)	(142,141)	(142,725)	(143,304)
Tangible book value*	$1,054,223	$1,035,871	$887,700	$873,773	$853,689
Common shares outstanding	51,966	51,765	43,235	43,219	43,189
Tangible book value per share	$20.29	$20.01	$20.53	$20.22	$19.77
* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

TANGIBLE COMMON EQUITY RATIO	Three Months Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Total shareholders’ equity	$1,307,931	$1,292,047	$1,029,841	$1,016,498	$996,993
Less: goodwill and intangible assets	(265,711)	(268,870)	(146,810)	(147,753)	(148,688)
Tangible common equity	$1,042,220	$1,023,177	$883,031	$868,745	$848,305
Total assets	$10,098,042	$9,930,657	$7,792,458	$7,621,225	$7,479,798
Less: goodwill and intangible assets	(265,711)	(268,870)	(146,810)	(147,753)	(148,688)
Tangible assets	$9,832,331	$9,661,787	$7,645,648	$7,473,472	$7,331,110
Tangible common equity ratio	10.60%	10.59%	11.55%	11.62%	11.57%